EXHIBIT 10.16

LICENSE AGREEMENT

This Agreement is made and entered into as of March 31, 1997 (the “Effective Date”) by and between the University of Iowa Research Foundation (hereinafter “UIRF”) having offices at 214 Technology Innovation Center, Iowa City, Iowa 52242-5000 and CpG ImmunoPharmaceuticals, Inc. (hereinafter “Licensee”), a Delaware corporation.

WHEREAS, under the patent policy of The University of Iowa (“UI”), all inventions and technology arising during the normal course of research and teaching at the UI are assigned and entrusted to the UIRF to obtain patent or other appropriate intellectual property protection and license said technology;

WHEREAS, UIRF is, therefore, owner by assignment from Arthur M. Krieg (inventor/s) of his entire right, title and interest in United States Patent Application Serial No. [**********] filed [*************] titled “[*****************************],” (UIRF #[*****] and in the foreign patent applications corresponding thereto, and in the inventions described and claimed herein;

WHEREAS, Licensee wishes to obtain an exclusive world-wide license in order to practice the above-referenced invention covered by patent rights in the United States and in certain foreign countries, and to manufacture, use and sell in the commercial market the products made in accordance therewith; and

WHEREAS, UIRF wishes to grant such a license to Licensee in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the parties agree as follows:

ARTICLE 1.

DEFINITIONS

1.1 PARENT RIGHTS shall mean U.S. patent application Serial No. [**********] filed [************], the inventions described and claimed therein, and any divisions, continuations, continuations-in-part to the extent the claims are directed to subject matter specifically described in USSN [**********], patents issuing thereon or reissues thereof; and any and all foreign patents and patent applications corresponding thereto; which will be automatically incorporated in and added to this Agreement and shall periodically be added to Appendix A attached to this Agreement and made part thereof.

1.2 LICENSED PRODUCTS shall mean any product the sale, use or manufacture of which would infringe a pending or issued claim of the PATENT RIGHTS but for the license granted hereunder.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.3 LICENSED PROCESSES shall mean the processes claimed in PATENT RIGHTS or some portion thereof.

1.4 NET SALES shall mean the amount billed or invoiced on sales of LICENSED PRODUCTS less: (a) Customary trade, quantity or cash discounts and non-affiliated brokers’ or agents’ commissions actually allowed and taken; (b) Amounts repaid or credited by reason of rejection or return; (c) To the extent separately stated on purchase orders, invoices or other documents of sale, taxes levied on and/or other governmental charges made as to production, sale, transportation, delivery or use and paid by or on behalf of Licensee; and/or (d) Shipping and insurance charges.

In the event that a LICENSED PRODUCT under this Agreement is sold in combination with another active ingredient or component having independent therapeutic effect or diagnostic utility, then “NET SALES,” for purposes of determining royalty payments on the combination, shall be calculated using one of the following methods:

(e)	By multiplying the NET SALES of the combination by the fraction A/A+B, where A is the gross selling price, during the royalty paying period in question, of the LICENSED PRODUCT sold separately, and B is the gross selling price, during the royalty period in question, of the other active ingredients or components sold separately; or

(f)	In the event that no such separate sales are made of the LICENSED PRODUCT or any of the active ingredients or components in such combination package during the royalty paying period in question, NET SALES, for the purposes of determining royalty payments, shall be calculated using the above formula where A is the reasonably estimated commercial value of the LICENSED PRODUCT sold separately and B is the reasonably estimated commercial value of the other active ingredients or components sold separately. Any such estimates shall be determined using criteria to be mutually agreed upon by the parties. Such estimates shall be reported to UIRF with the reports to be provided to UIRF pursuant to Section 4.3 hereof.

1.5 AFFILIATE shall mean any company, corporation, or business in which the entity in question owns or controls at-least fifty percent (50%) of the voting stock.

1.6 AGREEMENT YEAR shall mean the annual period commencing upon an anniversary of the Effective Date.

1.7 QIAGEN shall mean QIAGEN GmbH, a German corporation, having its principal address at Max-Volmer-Str. 4, 40724 Hilden, Germany.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARTICLE 2.

GRANT

2.1 UIRF hereby grants to Licensee and Licensee hereby accepts, subject to the terms and conditions hereof a worldwide exclusive license under the PATENT RIGHTS to make and have made, to use and have used, to import and have imported, to offer for sale and have offered for sale, and to sell and have sold the LICENSED PRODUCTS, and to practice the LICENSED PROCESSES. Such license shall include the right to grant sublicenses, provided, however, that Licensee shall provide UIRF with a copy of any sublicense agreement promptly upon its execution and that such sublicense agreement must contain terms that do not diminish any of the legal or financial rights of UIRF hereunder, including but not limited to the indemnification and insurance provided under this Agreement. In recognition of the exclusive nature of this license, UIRF agrees that it will not grant licenses under PATENT RIGHTS to others except as required by UIRF’s obligations in Paragraph 2.3(a) and that it will not provide any proprietary materials relating to the PATENT RIGHTS to any commercial entity for any purpose or to entities other than commercial entities for any commercial purpose unless otherwise approved by Licensee.

2.2 The term of this Agreement and the exclusive license set forth in Paragraph 2.1 shall be from the Effective Date of this Agreement until the expiration of the last to expire of the PATENT RIGHTS or for a period of fifteen years, whichever is longer.

2.3 The granting and acceptance of this license is subject to the following conditions:

(a)	The UI Patent Policy approved in 1983, Public Law 96-517 and Public Law 98-620. Any right granted in this Agreement greater than that permitted under Public Law 96-517 or Public Law 98-620 shall be subject to modification as may be required to conform to the provision of that statute.

(b)	UIRF shall have the right to make and to use for research purposes only and not for any commercial purpose unless otherwise approved by Licensee, the subject matter described and claimed in PATENT RIGHTS. UIRF shall not disclose any confidential information or proprietary materials relating to the PATENT RIGHTS to any other party without prior written consent of Licensee and without use of a confidentiality agreement in the form of Appendix B or a material transfer agreement in the form of Appendix C, an executed copy of which shall be provided to Licensee.

(c)	Licensee shall pay all future costs connected with the commercial development of the LICENSED PRODUCTS, including but not limited to the costs of complying with applicable government testing, approvals and regulations.

(d)	Licensee shall use reasonable efforts to effect introduction of the LICENSED PRODUCTS into the commercial market as soon as practicable,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

consistent with sound and reasonable business practices and judgement; thereafter, until the expiration of this Agreement, Licensee shall endeavor to keep LICENSED PRODUCTS reasonably available to the public.

(e)	UIRF shall have the right to terminate or render this license non-exclusive if Licensee shall not be capitalized with an aggregate investment of at least [***** ******] U.S. dollars (US $[*********]) prior to the first anniversary of the Effective Date.

(f)	UIRF shall have the right to terminate or render this license non-exclusive at any time after three (3) years from the Effective Date if, in UIRF’s reasonable judgment, Licensee:

(i)	has not put the licensed subject matter into commercial use in the country or countries where licensed, directly or through a sublicense, and is not keeping the licensed subject matter reasonably available to the public, or

(ii)	is not demonstrably engaged in a research, development, manufacturing, marketing, or licensing program, as appropriate, directed toward this end.

In making this determination, UIRF shall take into account the normal course of such programs conducted with sound and reasonable business practice and judgment and shall take into account the reports provided hereunder by Licensee.

(g)	All sublicenses granted by Licensee hereunder shall include a requirement that the sublicensee use reasonable efforts to effect introduction of the LICENSED PRODUCTS into the commercial market as soon as practicable, consistent with sound and reasonable business practices and judgement and shall bind the sublicensee to meet Licensee’s obligations to UIRF under this Agreement and a copy of this Agreement shall be attached to such sublicense agreements. Copies of all sublicense agreements shall be provided to UIRF.

2.4 Upon expiration of the period of exclusivity of this license, Licensee shall receive a fully paid up perpetual license to make and have made, to use and have used, to import and have imported, to offer for sale and have offered for sale, and to sell and have sold the LICENSED PRODUCTS, and to practice the LICENSED PROCESSES.

2.5 Licensee agrees during the exclusive period of this license in the United States that any LICENSED PRODUCT produced for sale in the United States will be manufactured substantially in the United States unless any waiver of such requirement is obtained. UIRF shall, at Licensee’s request and expense, assist Licensee in attempting to obtain such a waiver, should Licensee determine to do so.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2.6 UIRF hereby grants to Licensee the right to extend the licenses granted in Paragraph 2.1 to an AFFILIATE subject to the terms and conditions hereof.

2.7 All rights reserved to the United States Government and others under Public Law 96-517 and 98-620 shall remain and shall in no way be affected by this Agreement.

ARTICLE 3.

ROYALTIES, PAYMNTS

3.1 Licensee shall pay to UIRF a non-refundable license fee in the sum of $[*******] as follows:

$[******] payable within thirty days of the Effective Date

$[******] payable six months after the Effective Date

$[******] payable twelve months after the Effective Date

$[******] payable eighteen months after the Effective Date

$[******] payable twenty-four months after the Effective Date

3.2	(a) Licensee shall pay UIRF within forty-five (45) days after the end of each calendar quarter, during the term of the license of Paragraph 2.1, royalties on NET SALES of all LICENSED PRODUCTS sold by Licensee and its AFFILIATES or sublicensees as follows:

In the human field:

[*]%, if total royalty being paid on the LICENSED PRODUCT to all parties, other than by Licensee to [******] and its AFFILIATES for anything other than licenses under issued patents, is less than [*]%

[****]%, if total royalty being paid on the LICENSED PRODUCT to all parties, other than by Licensee to [******] and its AFFILIATES for anything other than licenses under issued patents, is greater than or equal to [*]%, but less than [*]%

[*]%, if total royalty being paid on the LICENSED PRODUCT to all parties, other than by Licensee to [******] and its AFFILIATES for anything other than licenses under issued patents, is greater than or equal to [*]%

In the animal field:

[***]% on NET SALES of LICENSED PRODUCTS

(b) On sales between Licensee and its AFFILATES or sublicensees for resale, the royalty shall be paid on the resale.

3.3	Commencing in the fifth AGREEMENT YEAR, an annual license maintenance fee

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

payment of $[*******] shall be payable to the UIRF, payable within forty-five (45) days of the end of each AGREEMENT YEAR. This payment shall be reduced by the amount of any milestones, royalties or non-royalty sub-license income accrued to the UIRF solely during that AGREEMENT YEAR but shall not be reduced by (a) any royalties accruing in any other AGREEMENT YEAR or (b) contract research funding payable to the University of Iowa pursuant to the terms of any Sponsored Research Agreement.

3.4 Licensee shall pay to UIRF the following sums within thirty (30) days of the achievement of the indicated milestones;

$[******] payable upon the [******************************************************************] LICENSED PRODUCTS in the animal field in the United States

$[******] payable upon [****************************************************************************] LICENSED PRODUCTS in the human field

$[******] payable upon [*****************************************************************] LICENSED PRODUCTS in the human field in [**********************************]

3.5 In the case of sublicenses, Licensee shall also pay to UIRF [***********] percent [**]% of all license issue fees and license maintenance fees, excluding equity investments in Licensee and any funds received by Licensee for the conduct of research.

ARTICLE 4.

REPORTING, CONFIDENTIALITY

4.1 Prior to signing this Agreement, Licensee has provided to UIRF a written business plan pertaining to the subject matter of the licenses granted hereunder. UIRF hereby acknowledges receipt of such business plan.

4.2 Licensee shall provide brief written annual reports within sixty (60) days after each anniversary of the Effective Date which shall include but not be limited to: summaries of progress on research and development, regulatory approvals, manufacturing, sublicensing, marketing and sales during the preceding twelve (12) months as well as plans for the coming year. If progress differs from that anticipated in the plan provided under 4.1, or in the previous annual report, Licensee shall explain the reasons for the differences and propose a modified plan for UIRF’s review and approval. Licensee shall also provide any reasonable additional data UIRF requires to evaluate Licensee’s performance.

4.3	(a) Commencing upon the first sale of LICENSED PRODUCTS, Licensee agrees to submit to UIRF within forty-five (45) days after the calendar quarters ending

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

March 31, June 30, September 30, and December 31, reports setting forth for the preceding three (3) month period at least the following information:

i)	the number of LICENSED PRODUCTS sold by Licensee, its AFFILIATES and sublicensees;

ii)	total billings for each LICENSED PRODUCT;

iii)	an accounting for all LICENSED PROCESSES used or sold;

iv)	deductions applicable to determine the NET SALES thereof

v)	the amount of royalty due thereon;

and with each such royalty report to pay the amount of royalty due. Such report shall be certified as correct by an officer of Licensee and shall include a detailed listing of all deductions from royalties as specified herein. If no royalties are due to UIRF for any reporting period, the written report shall so state.

b)	All payments due hereunder shall be payable in United States dollars.

Conversion of foreign currency to US, dollars shall be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of each royalty period. Such payments shall be without deduction of exchange, collection or other charges.

(c)	All such reports shall be maintained in confidence by UIRF, except as required by law, including Public Law 96-517 and 98-620.

(d)	Late payments shall be subject to an interest charge of [****************] percent ([*****]%) per month.

4.4 UIRF shall not disclose the contents of the business plan or any report provided by Licensee hereunder to any third party without the prior written consent of Licensee, which consent shall not be unreasonably withheld, except to the extent that disclosure of any such information shall be required by government agencies.

ARTICLE 5.

RECORD KEEPING

Licensee shall keep, and shall require its AFFILIATES and sublicensees to keep, accurate and correct records of LICENSED PRODUCTS made, used, imported or sold under this Agreement, appropriate to determine the amount of royalties due hereunder to UIRF. Such records shall be retained for at least three (3) years following a given reporting period. They shall be available during normal business hours for inspection at the expense of UIRF by UIRF’s

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Internal Audit Department or by a Certified Public Accountant selected by UIRF and approved by Licensee for the sole purpose of verifying reports and payments hereunder. Such accountant shall not disclose to UIRF any information other than information relating to accuracy of reports and payments made under this Agreement. In the event that any such inspection shows an underreporting and underpayment in excess of [****] percent ([*]%) for any twelve (12) month period, then Licensee shall pay the cost of such examination as well as any additional sum that would have been payable to UIRF had the Licensee reported correctly, plus interest.

ARTICLE 6.

FILING, PROSECUTION AND MAINTENANCE OF PATENTS

6.1 Licensee shall reimburse UIRF for all reasonable expenses heretobefore incurred by UIRF for the preparation, filing, prosecution and maintenance of PATENT RIGHTS and not previously reimbursed by or on behalf of Licensee promptly upon execution of this Agreement and shall reimburse UIRF for all such ongoing expenses within thirty (30) days of receipt of invoices from UIRF. Late payment of these invoices shall be subject to interest charges of [*****************] percent ([***]%) per month. UIRF shall take responsibility for the preparation, filing, prosecution and maintenance of any and all patent applications and patents included in PATENT RIGHTS using patent counsel approved by Licensee, such approval to not be unreasonably withheld. UIRF shall promptly inform Licensee regarding all matters directly pertaining to prosecution of LICENSED PATENTS, and shall seek Licensee’s counsel concerning all proposed courses of action affecting the LICENSED PATENTS, including but not limited to in which countries patent prosecution should be obtained and all proposed courses of action in any interference proceedings. UIRF shall cause its patent counsel to provide Licensee with copies of all correspondence regarding PATENT RIGHTS and UIRF shall provide Licensee sufficient opportunity to comment on any document that UIRF intends to file or to cause to be filed with the relevant intellectual property or patent office.

6.2 UIRF and Licensee shall cooperate fully in the preparation, filing, prosecution and maintenance of PATENT RIGHTS and of all patents and patent applications licensed to Licensee hereunder, executing all papers and instruments or requiring members of UIRF to execute such papers and instruments as to enable UIRF to apply for, to prosecute and to maintain patent applications and patents in UIRF’s name in any country. Each party shall provide to the other prompt notice as to all matters which come to its attention and which may affect the preparation, filing, prosecution or maintenance of any such patent applications or patents.

6.3 If Licensee elects to no longer pay the expenses of prosecution or maintenance of a patent application or patent included with PATENT RIGHTS, Licensee shall notify UIRF not less than sixty (60) days prior to such action and shall thereby surrender its rights hereunder to such patent or patent application.

ARTICLE 7.

MARKING

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

7.1 If a PATENT RIGHT has been or is subsequently issued to UIRF covering any feature or features of the LICENSED PRODUCTS, Licensee agrees to mark each and every package or container in which the LICENSED PRODUCTS are used or sold by or for Licensee with marking complying with the provisions of Title 35, U.S. Code, Section 287, if required, or any future equivalent provisions of the United States relating to the marking of patented devices, or with marking complying with the law of the country where the LICENSED PRODUCTS are shipped, used or sold.

ARTICLE 8.

INFRINGEMENT

8.1 With respect to any PATENT RIGHTS under which Licensee is exclusively licensed pursuant to this Agreement, Licensee or its sublicensee shall have the right to prosecute in its own name and at its own expense any infringement of such patent, so long as such license is exclusive at the time of the commencement of such action. UIRF agrees to notify Licensee promptly of each infringement of such patents of which UIRF is or becomes aware, Before Licensee or its sublicensees commences an action with respect to any infringement of such patents, Licensee shall give careful consideration to the views of UIRF and to potential effects on the public interest in making its decision whether or not to sue and in the case of a Licensee sublicense, shall report such views to the sublicensee.

8.2 If Licensee elects to sue for patent infringement, UIRF agrees to be named as nominal third party plaintiff if necessary to the commencement of any such action, and further agrees to provide any information available to UIRF and needed by Licensee in prosecuting such action. Licensee shall reimburse UIRF for any costs it incurs as part of an action brought by Licensee or its sublicensee, irrespective of whether UIRF shall become a co-plaintiff.

8.3 If Licensee or its sublicensee elects to commence an action as described above, Licensee may reduce, by up to [*****] percent ([**]%), the royalty due to UIRF earned under the patent subject to suit by [*****] percent ([**]%) of the amount of the expenses and costs of such action, including attorney fees. In the event that such [*****] percent ([**]%) of such expenses and costs exceed the amount of royalties withheld by Licensee for any calendar year, Licensee may to that extent reduce the royalties due to UIRF from Licensee in succeeding calendar years, but never by more than [*****] percent ([**]%) of the royalty otherwise due in any one year.

8.4 No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of UIRF, which consent shall not be unreasonably withheld.

8.5 Recoveries or reimbursements from such action shall first be applied to reimburse Licensee and UIRF for litigation costs not paid from royalties and then to reimburse UIRF for royalties withheld. Any remaining recoveries or reimbursements shall be divided [**]% to Licensee and [**]% to UIRF.

8.6 In the event that Licensee and its sublicensee, if any, elect not to exercise their right

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

to prosecute an infringement of the PATENT RIGHTS pursuant to the above paragraphs, UIRF may do so at its own expense, controlling such action and retaining all recoveries therefrom.

8.7 If a declaratory judgment action alleging invalidity of any of the PATENT RIGHTS shall be brought against Licensee or UIRF, then UIRF, at its sole option, shall have the right to intervene and take over the sole defense of the action at its own expense.

8.8 UIRF shall have no obligation to defend any action for infringement brought against Licensee by a third party. In the event Licensee is sued by a third party, and as a result of the settlement of such suit is required to pay a royalty to a third party on a LICENSED PRODUCT, the amount of royalty paid will be deducted from the royalty payment due to the UIRF for that LICENSED PRODUCT. In the event the settlement prevents the Licensee from continuing sales of a LICENSED PRODUCT, no additional royalties and/or minimum royalties will apply for that LICENSED PRODUCT.

ARTICLE 9.

TERMINATION OF AGREEMENT

9.1 Upon any termination of this Agreement, and except as provided herein to the contrary, all rights and obligations of the Parties hereunder shall cease, except as follows:

(a)	UIRF’s right to receive or recover and Licensee’s obligation to pay royalties accrued or accruable for payment at the time of any termination;

(b)	Licensee’s obligation to maintain records and UIRF’s right to conduct a final audit as provided in Article 5 of this Agreement; and

(c)	Any cause of action or claim of either party, accrued or to accrued because of any breach or default by the other party.

9.2 In the event Licensee fails to make payments due hereunder, UIRF shall have the right to terminate this Agreement upon forty-five (45) days’ written notice, unless Licensee makes such payments plus interest within the forty-five (45) day notice period or unless any such payment is contested in good faith, in which event UIRF shall not have the right to terminate this Agreement until the matter is resolved and Licensee still fails to make any such payment. If payments are not so made, UIRF may immediately terminate this Agreement.

9.3 In the event that Licensee shall be in default in the performance of any obligations under this Agreement (other than as provided in 9.2 above which shall take precedence over any other default), and if the default has not been remedied within ninety (90) days after the date of notice in writing of such default, UIRF may terminate this Agreement immediately by written notice, unless any such obligation is contested in good faith, in which event UIRF shall not have the right to terminate this Agreement until the matter is resolved and Licensee still fails to perform any such obligation.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

9.4 In the event that Licensee shall become insolvent, shall make an assignment for the benefit of creditors, or shall have a petition in bankruptcy filed for or against it, which petition shall remain unstayed for a period of ninety (90) days, UIRF shall have the right to terminate this entire Agreement immediately upon giving Licensee written notice of such termination.

9.5 In the event the license granted to Licensee hereunder terminates for any reason, any sublicenses granted by Licensee under this Agreement shall continue; provided that, such sublicensee agrees in writing that UIRF is entitled to enforce such agreements directly against such sublicensee.

9.6 Licensee shall have the tight to terminate this Agreement by giving ninety (90) days advance written notice to UIRF to that effect and paying a termination fee of $[******]. Upon termination, a final report shall be submitted and any royalty payments and unreimbursed patent expenses due to UIRF shall become immediately payable.

9.7 Licensee shall have the right during a period of six (6) months following the effective date of any termination to sell or otherwise dispose of the LICENSED PRODUCT existing at the time of such termination, and shall make a final report and payment of all royalties related thereto within sixty (60) days following the end of such period or the date of the final disposition of such inventory, whichever first occurs.

9.8 Termination of this agreement with respect to a particular LICENSED PRODUCT shall not alter the rights and obligations of the parties with respect to the remaining LICENSED PRODUCTS.

ARTICLE 10

ASSIGNMENT

10.1 The rights and licenses granted by UIRF in this agreement are specific and may not be assigned or otherwise transferred to any party other than to an AFFILIATE of Licensee without the prior written approval of UIRF, which approval shall not be unreasonably withheld; provided, however, that Licensee, without such approval, may assign subject to Public Law 96- 517 and Public Law 98-620, all of its rights hereunder to the acquiring party in connection with the transfer of all or substantially all of its business and assets to an acquiring party or in the event of its merger or consolidation with that acquiring party, if and only if the assignee shall assume all obligations of Licensee under this Agreement. Any attempted assignment or transfer without any such approval, if required, shall be void and shall automatically terminate all rights of Licensee under this Agreement.

ARTICLE 11.

REPRESENTATIONS AND WARRANTIES: LIMITATIONS

11.1 Nothing in this agreement shall be construed as:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(a)	A warranty or representation by UIRF as to the validity or scope of any PATENT RIGHT; or

(b)	A warranty or representation that anything made, used or sold under the license granted in this agreement is or will be free from infringement of patents owned by third parties, or

(c)	Conferring a right to use in advertising, publicity or otherwise the name of the UI or UIRF, or the inventors, unless UIRF has specifically approved the same in writing.

11.2 UIRF represents that, to the best of its knowledge, any patents issued in respect of the PATENT RIGHTS will, when issued, be free of any restrictions except for any non-exclusive rights held by the U.S. Government under the Federal Patent Policy as a result of previous or present sponsorship.

11.3 UIRF EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED OR EXPRESS WARRANTIES AND MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PATENT RIGHTS, BIOLOGICAL MATERIAL, INFORMATION SUPPLIED BY UIRF, LICENSED PROCESSES OR LICENSED PRODUCTS CONTEMPLATED BY THIS AGREEMENT. UIRF assumes no responsibilities whatever with respect to design, development, manufacture, use, sale or other disposition by Licensee or AFFILIATES of LICENSED PRODUCTS or LICENSED PROCESSES. The entire risk as to the design, development, manufacture, offering for sale, sale, or other disposition and performance of LICENSED PRODUCTS and LICENSED PROCESSES is assumed by Licensee and AFFILIATES.

ARTICLE 12.

GENERAL

12.1	(a) Licensee, its AFFILIATES and sublicensees, shall indemnify, defend and hold harmless UIRF and the University of Iowa and their current or former directors, governing board members, trustees, officers, faculty, medical and professional staff, employees, students, and agents and their respective successors, heirs and assigns (the “Indemnities”), against any liability, damage, loss or expenses (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the Indemnities or any one of them in connection with any claims, suits, actions, demands or judgments arising out any theory of product liability (including, but not limited to, actions in the fours of tort, warranty, or strict liability) concerning any product, process or service made, used or sold by Licensee, or its AFFILIATES or sublicensees pursuant to any right or license granted under this Agreement.

(b) Licensee agrees, at its own expense, to provide attorneys reasonably acceptable to UIRF to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

whether or not such actions are rightfully brought.

(c) Beginning at the time as any such product, process or service is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Licensee or by a sublicensee, AFFILIATE or agent of Licensee, Licensee shall, at its sole cost and expense procure and maintain comprehensive general liability insurance in amounts not less than $[*********] per incident and $[*********] annual aggregate and naming the Indemnities as additional insureds. During clinical trials of any such product, process or service Licensee shall, at its sole cost and expense, procure and maintain comprehensive general liability insurance in such equal or lesser amounts as UIRF shall require, naming the Indemnities as additional insureds. Such comprehensive general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for Licensee’s indemnification under this Agreement. If Licensee elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $[*******] annual aggregate) such self-insurance program must be acceptable to UIRF. The minimum amounts of insurance coverage required shall not be construed to create a limit of Licensee’s liability with respect to its indemnification under this Agreement.

(d) Licensee shall provide UIRF with written evidence of such insurance upon request of UIRF. Licensee shall provide UIRF with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance; if Licensee does not obtain replacement insurance providing comparable coverage within such fifteen (15) day period, UIRF shall have the right to terminate this Agreement effective at the end of such fifteen (15) day period without notice or any additional waiting periods.

(e) Licensee shall maintain such comprehensive general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any product, process, or service, relating to, or developed pursuant to, this Agreement is being commercially distributed or sold by Licensee or by a sublicensee, AFFILIATE or agent of Licensee and (ii) a reasonable period after the period referred to in (e)(i) above which in no event shall be less than fifteen (15) years.

12.2 In the event of any controversy or claim arising out of or relating to any provision of this Agreement or the breach thereof, the parties shall try to settle such conflicts amicably between themselves. Subject to the limitation stated in the final sentence of this section, any such conflict which the parties are unable to resolve shall be settled through arbitration conducted in accordance with the rules of the American Arbitration Association. The demand for arbitration shall be filed within a reasonable time after the controversy or claim has arisen, and in no event after the date upon which institution of legal proceedings based on such controversy or claim would be barred by the applicable statutes of limitation. Such arbitration shall be held in Chicago,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Illinois. The award through arbitration shall be final and binding. Either party may enter any such award in a court having jurisdiction or may make application to such court for judicial acceptance of the award and an order of enforcement, as the case may be. Notwithstanding the foregoing, either party may, without recourse to arbitration, assert against the other party a third-party claim or cross-claim in any action brought by a third party, to which the subject matter of this Agreement may be relevant.

12.3 Should a court of competent jurisdiction later consider any provision of this Agreement to be invalid, illegal, or unenforceable, it shall be considered severed from this Agreement. All other provisions, rights and obligations shall continue without regard to the severed provision, provided that the remaining provisions of this Agreement are in accordance with the intention of the parties.

12.4 No waiver by a Party of any breach of this Agreement, no matter how long continuing or how often repeated, shall be deemed a waiver of any subsequent breach thereof, nor shall any delay or omission on the part of a Party to exercise any right, power or privilege hereunder be deemed a waiver of such right, power or privilege.

12.5 The relationship between the Parties is that of independent contractor and contractee. Licensee shall not be deemed to be an agent of UIRF in connection with the exercise of any rights hereunder, and shall not have any right or authority to assume or create any obligation or responsibility on behalf of UIRF.

12.6 No party hereto shall be deemed to be in default of any provision of this Agreement, or for any failure in performance, resulting from acts or events beyond the reasonable control of such Party, such acts of God, acts of civil or military authority, civil disturbance, war, strives, fires, power failures, natural catastrophes or other “force majeure” events.

ARTICLE 13.

NOTICES; APPLICABLY LAW

13.1 Any notice, report or payment provided for in this Agreement shall be deemed sufficiently given if in writing and when sent by express courier, certified or registered mail addressed to the party for whom intended at the address set forth below, or to such address as either party may hereafter designate in writing to the other:

(a) For the UIRF:	University of Iowa Research Foundation Attn: Executive Director 100 Oakdale Campus 214 Technology Innovation Center Iowa City, Iowa 52242-5000

(b) For the Licensee:	CpG ImmunoPharmaceuticals, Inc. c/o QIAGEN GmbH Max-Volmer Strasse 4

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

40724 Hilden

GERMANY

Attn: Joachim Schorr

        Business Development Manager

13.2 This Agreement shall be construed, interpreted and applied in accordance with the laws of the State of Iowa.

13.3 Licensee agrees to comply with all laws and regulations applicable to the subject matter of this Agreement. In particular, it is understood and acknowledged that the transfer of certain commodities and technical data is subject to United States laws and regulations controlling the export of such commodities and technical data, including all Export Administration Regulations of the United States Department of Commerce. These laws and regulations among other things, prohibit or require a license for the export of certain types of technical data to certain specified countries. Licensee hereby agrees and gives written assurance that it will comply with all United States laws and regulations controlling the export of commodities and technical data, that it will be solely responsible for any violation of such by Licensee or its AFFILIATES or sublicensees, and that it will defend and hold UIRF harmless in the event of any legal action of any nature occasioned by such violation.

ARTICLE 14.

INTEGRATION

14.1 This Agreement constitutes the final and entire agreement between the parties, and supersedes all prior written agreement with respect to the subject matter hereof, including without limitation the Option Agreement between QIAGEN and UIRF dated August 22, 1995, as extended on March 18, 1996, and the Option Agreement between UIRF and QIAGEN dated May 28, 1996, as extended on September 18, 1996 and January 28, 1997, and any prior or contemporaneous oral understanding regarding the subject matter hereof. Any representation, promise or condition in connection with such subject matter which is not incorporated in this agreement shall not be binding on either party. No modification, renewal, extension or termination of this agreement or any of its provisions shall be binding upon the party against whom enforcement of such modification, renewal, extension or termination is sought, unless made in writing and signed an behalf of such party by a duly authored officer.

IN WITNESS WHEREOF, each of the parties have caused this agreement to be executed by its duly authorized representative.

Signed this 26 day of March, 1997	Signed this 3 day of April,1997

LICENSOR	LICENSEE

The University of Iowa Research Foundation	CpG ImmunoPharmaceuticals, Inc.

By: /s/ W. Bruce Wheaton Name: W. Bruce Wheaton Title: Executive Director	By: /s/ Metin Colpan Name: Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A

Patent Rights are indicated on the following page.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

L&C Docket No.	Serial No./ Patent No.	Title and Inventors	Filing Date	Status
[***********]	[************* *************]	[************************ **************************]	[********]	[******************** ************************** ****************]
[***********]	[************* *************]	[************************ **************************]	[********]	[******************** ************************** ****************]
[***********]	[*************]	[************************ **************************]	[********]	[******************** ************************** ****************]
[***********]	[************* *************]	[************************ **************************]	[********]	[******************** ************************** ****************]
[***********]	[************* *************]	[************************ **************************]	[********]	[******************** ************************** ****************]
[***********]	[*********]	[************************ **************************]	[********]	[******************** ************************** ****************]
[***********]	[*********]	[************************ **************************]	[********]	[******************** ************************** ****************]
[*****]	[*********]	[************************ **************************]	[*************]	[******************** ************************** ****************]
[*********]	[*********]	[************************ **************************]	[********]	[******************** ************************** ****************]
[*********]	[*********]	[************************ **************************]	[********]	[******************** ************************** ****************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix B

Form of Confidentiality Agreement

[T3/647063.1]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

CONFIDENTIALITY AGREEMENT

This Agreement is made as of                             , 1997, by and among the University of Iowa with its principal place of business at                              (the “Institution”), and                             , having an office at                              (the “Recipient”).

1. Background. The Recipient is interested in receiving certain Proprietary Information (as defined below) from the Institution for the purpose of establishing and/or maintaining a business and/or research relationship between the Institution and the Recipient. The Proprietary Information shall relate to the following subjects:                                                                                                   .

2. Proprietary Information. As used in this Agreement, the term “Proprietary Information” shall mean all confidential or proprietary information or materials of the Institution, whether disclosed in writing, orally, or visually, and which is identified by the Institution as confidential, including, without limitation, compounds, business plans, financial statements or technical information.

3. Disclosure of Proprietary Information. The Recipient shall hold in confidence, and shall not disclose to any person other than its employees, agents and consultants, any Proprietary Information. The Recipient shall use such Proprietary Information only for the purpose for which it was disclosed and shall not use or exploit such Proprietary Information for its own benefit or the benefit of another without the prior written consent of the Institution. The Recipient shall disclose Proprietary Information received by it under this Agreement only to those of its employees, agents and consultants who have a need to know such Proprietary Information in the course of the performance of their duties and who are bound by written agreement to protect the confidentiality of such Proprietary Information.

4. Limitation on Obligations. The obligations of the Recipient specified in Section 3 above shall not apply, and the Recipient shall have no further obligations hereunder, with respect to any Proprietary Information to the extent that such Proprietary Information;

(a)	is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of the Recipient;

(b)	is in the Recipient’s possession at the time of disclosure other than as a result of prior disclosure by the Institution or a breach of any legal obligation by Recipient or third party;

(c)	becomes known to the Recipient through disclosure by sources other than the Institution having no duty of confidentiality to the Institution, whether direct or indirect, with respect to such Proprietary Information and having the legal right to disclose such Proprietary Information;

(d)	is independently developed by the Recipient without reference to or reliance upon the Proprietary Information as can be documented by written records; or

(e)	is required to be disclosed by the Recipient to comply with applicable laws or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

governmental regulations, provided that the Recipient provides prior written notice of such disclosure to the Institution and takes reasonable and lawful actions to avoid and/or minimize the extent of such disclosure.

5. Ownership of Proprietary Information. The Recipient agrees that the Institution is and shall remain the exclusive owner of the Proprietary Information and all patent, copyright, trade secret, trademark and other intellectual property rights therein. No license or conveyance of any such rights to the Recipient is granted or implied under this Agreement.

6. Return of Documents. The Recipient shall, upon the request of the Institution, return to the Institution all drawings, documents, materials and other tangible manifestations of the Proprietary Information received by the Recipient pursuant to this Agreement (and all copies and reproductions thereof) except that one copy of each may be retained by the Recipient’s legal department for archival purposes only.

7. Term. The Recipient’s obligations under Paragraphs 3 and 4 with respect to each item of Proprietary Information shall extend for a period of five (5) years from the date of initial disclosure to Recipient of such item of Proprietary Information.

8. Miscellaneous.

(a)	This Agreement supersedes all prior agreements, written or oral, between the Institution and the Recipient relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged, in whole or in part, except by an agreement in writing signed by the Institution and the Recipient.

(b)	This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors an assigns.

(c)	This Agreement shall be construed and interpreted in accordance with the laws of the State of Iowa, without giving effect to the conflict of laws provisions thereof.

(d)	The provisions of this Agreement are necessary for the protection of the business and goodwill of the parties and are considered by the parties to be reasonable for such purpose. The Recipient agrees that any breach of this Agreement will cause the Institution substantial and irreparable harm and, therefore, in the event of any such breach, in addition to other remedies which may be available, the Institution shall have the right to seek specific performance and other injunctive and equitable relief.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

The University of Iowa

By:

Title:

RECIPIENT

By:

Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix C

Form of Material Transfer Agreement

[T3/648340.8]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

PROPRIETARY REAGENT TRANSFER AGREEMENT FOR

REAGENTS SUPPLIED FOR RESEARCH USE ONLY

This Agreement is made as of                             , 1997 by and among INSTITUTION, having its principal offices at                              (the “Institution”), RECIPIENT having an address of                              (the “Recipient”), and INVESTIGATOR having an address of                              (the “Investigator”).

WITNESSETH:

WHEREAS, Institution possesses certain reagents in the form of                              [describe]                              and which are further described in U.S. Patent Application No.                      (all such biological materials including all Derivatives thereof are hereinafter referred to as “Reagent”). “Derivatives” as used herein shall mean any material derived from Reagent, or any material resulting from the physical, chemical, or biological manipulation of Reagent; and

WHEREAS, Investigator and Recipient are interested in receiving access to limited quantities of Reagent for the sole purpose of conducting non-commercial research; and

WHEREAS, Institution is willing to make such Reagent available to Investigator on the terms and conditions set forth herein.

NOW THEREFORE, intending to be legally bound, the parties hereto mutually agree as follows:

The Reagent is owned by Institution and will continue to be owned by Institution even after it has been transmitted to Investigator and Recipient;

Investigator and Recipient shall not use the Reagent in any commercial use or for any purpose except for research to be conducted by Investigator at the premises of Recipient.

The Reagent shall be used only in the form provided to you. You shall not [delete or alter or in any way modify any of the DNA sequences in the vectors supplied to you, modify the vectors supplied to you for the expression of other DNA sequences, or remove any DNA sequences from the vectors for use as DNA probes or for expression in other systems whether prokaryotic or eukaryotic without the prior written consent of Institution;—modify as appropriate.]

The Reagent shall not be distributed to any third party, except as provided in Paragraph 5 below, and all rights and interests in such Reagent shall vest and reside in Institution;

Investigator shall keep strict possession of the Reagent and shall only allow access to the Reagent by people who: (1) are doing research at Investigator’s direction; and (2) have previously accepted the terms of this Agreement by signing a copy of this Agreement;

Investigator and Recipient agree not to publish or make public disclosures or file patent applications on data, products or improvements derived from or including the Reagent furnished

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1

herein, except with Institution’s prior written approval. Institution will use its best efforts to expeditiously allow Investigator to publish research results in peer review journals.

No license to the Reagent, or any uses therefore other than for the stated research purposes as described and limited herein are granted by this Agreement;

Investigator and Recipient agree not to grant any rights in or to any research conducted utilizing Reagent to any commercial institution without prior written consent of Institution. Institution shall have sole right of first refusal to exclusively license any inventions made in the course of research conducted utilizing Reagent.

Institution disclaims any liability for damages arising from any use, storage, handling or disposal by Investigator or Recipient of the Reagent and Recipient agrees to indemnify and hold Institution harmless against any and all such liability. THE REAGENT IS PROVIDED WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED.

This Agreement does not create an agency relationship between Recipient or Investigator and Institution;

Investigator agrees to update Institution on the results of research with this Reagent on a semi-annual basis and to provide yearly research summaries to Institution;

This Agreement is the sole agreement between the parties in respect to the Reagent. This Agreement is personal and non-assignable and terminable at will by Institution upon 10 days notice, at which time all remaining quantities of Reagent shall be delivered to Institution;

Reagent is a valuable proprietary asset of Institution and premature release or disclosure concerning this Reagent could severely injure Institution. Furthermore, damages are not an adequate remedy for breach of this Agreement; rather an injunctive remedy may also be required to preserve Institution’s rights;

This Agreement shall be governed and interpreted in accordance with the laws of the State of Iowa and the United States of America.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

INSTITUTION

By:

Name:

Title:

Date:

AGREED TO AND ACCEPTED:

INVESTIGATOR By: Name: Title: Date:	RECIPIENT By: Name: Title: Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3

APPENDIX D

PROPRIETARY REAGENT TRANSFER AGREEMENT FOR

REAGENTS SUPPLIED FOR RESEARCH USE ONLY

This Agreement is made as of                             , 1996 by and among INSTITUTION, having its principal offices at                              (the “Institution”), RECIPIENT having an address of                              (the “Recipient”), and INVESTIGATOR having an address of                              (the “Investigator”).

WITNESSETH:

WHEREAS, Institution possesses certain reagents in the form of                              [describe]                              and which are further described in U.S. Patent Application No.                      (all such biological materials including all Derivatives thereof are hereinafter referred to as “Reagent”). “Derivatives” as used herein shall mean any material derived from Reagent, or any material resulting from the physical, chemical, or biological manipulation of Reagent; and

WHEREAS, Investigator and Recipient are interested in receiving access to limited quantities of Reagent for the sole purpose of conducting non-commercial research; and

WHEREAS, Institution is willing to make such Reagent available to Investigator on the terms and conditions set forth herein.

NOW THEREFORE, intending to be legally bound, the parties hereto mutually agree as follows:

(1)	The Reagent is owned by Institution and will continue to be owned by Institution even after it has been transmitted to Investigator and Recipient;

Investigator and Recipient shall not use the Reagent in any commercial use or for any purpose except for research to be conducted by Investigator at the premises of Recipient.

The Reagent shall be used only in the form provided to you. You shall not [delete or alter or in any way modify any of the DNA sequences in the vectors supplied to you, modify the vectors supplied to you for the expression of other DNA sequences, or remove any DNA sequences from the vectors for use as DNA probes or for expression in other systems whether prokaryotic or eukaryotic without the prior written consent of Institution;—modify as appropriate.]

The Reagent shall not be distributed to any third party, except as provided in Paragraph 5 below, and all rights and interests in such Reagent shall vest and reside in Institution;

Investigator shall keep strict possession of the Reagent and shall only allow access to the Reagent by people who: (1) are doing research at Investigator’s direction; and (2) have previously accepted the terms of this Agreement by signing a copy of this Agreement;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1

Investigator and Recipient agree not to publish or make public disclosures or file patent applications on data, products or improvements derived from or including the Reagent furnished herein, except with Institution’s prior written approval. Institution will use its best efforts to expeditiously allow Investigator to publish research results in peer review journals.

No license to the Reagent, or any uses therefore other than for the stated research purposes as described and limited herein are granted by this Agreement;

Investigator and Recipient agree not to grant any rights in or to any research conducted utilizing Reagent to any commercial institution without prior written consent of Institution. Institution shall have sole right of first refusal to exclusively license any inventions made in the course of research conducted utilizing Reagent.

Institution disclaims any liability for damages arising from any use, storage, handling or disposal by Investigator or Recipient of the Reagent and Recipient agrees to indemnify and hold Institution harmless against any and all such liability. THE REAGENT IS PROVIDED WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED.

This Agreement does not create an agency relationship between Recipient or Investigator and Institution;

Investigator agrees to update Institution on the results of research with this Reagent on a semi-annual basis and to provide yearly research summaries to Institution;

This Agreement is the sole agreement between the parties in respect to the Reagent. This Agreement is personal and non-assignable and terminable at will by Institution upon 10 days notice, at which time all remaining quantities of Reagent shall be delivered to Institution;

Reagent is a valuable proprietary asset of Institution and premature release or disclosure concerning this Reagent could severely injure Institution. Furthermore, damages are not an adequate remedy for breach of this Agreement; rather an injunctive remedy may also be required to preserve Institution’s rights;

This Agreement shall be governed and interpreted in accordance with the laws of the State of Iowa and the United States of America.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

INSTITUTION

By:

Name:

Title:

Date:

AGREED TO AND ACCEPTED:

INVESTIGATOR By: Name: Title: Date:	RECIPIENT By: Name: Title: Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3

Appendix A

PATENT RIGHTS

WG&S ID	UIRF ID	SN	FILING DATE	INVENTORS	TITLE	STATUS
[**********]	[***********]	[*************]	[********]	[*****] [*******] [**********]	[********** **********]	[********** **********]
[**********]	[*****]	[*************]	[********]	[************] [*******] [**********]	[********** **********]	[********** **********]
[**********]	[***********]	[*************]	[********]	[*****] [*******] [**********]	[********** **********]	[********** **********]
[**********]	[*****]	[**********]	[********]	[************* ********]	[********** ********** **********]	[*******]
[**********]	[*****]	[*************]	[********]	[******] [********]	[************* ************** ************* ************* ************* ******** ***** ************* ****]	[************ **********]
[**********]	[***********]	[********** ***]	[****** **]	[******] [********]	[************** ************** *************** *************** *******]	[*******]
[**********]	[*****] [********]	[**********]	[********]	[***********]	[*************** ***************** ************** **************** **************** *******]	[*******]
[**********]	[*****] [********]	[**********]	[********]	[*****] [********]	[*************** ************ **************** ***************]	[*******]
[**********]	[*****] [********]	[**********]	[********]	[*****]	[**************** *************** *************** ************** **************]	[*******]
[**********]	[*****] [********]	[**********]	[********]	[*****]	[*********** ************* ************]	[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

4

WG&S ID	UIRF ID	SN	FILING DATE	INVENTORS	TITLE	STATUS
[**********]	[***********]	[*************]	[********]	[*****] [*******] [**********]	[********** **********]	[********** **********]
[**********]	[*****]	[*************]	[********]	[************] [*******] [**********]	[********** **********]	[********** **********]
[**********]	[***********]	[*************]	[********]	[*****] [*******] [**********]	[********** **********]	[********** **********]
[**********]	[*****]	[**********]	[********]	[************* ********]	[********** ********** **********]	[*******]
[**********]	[*****]	[*************]	[********]	[******] [********]	[************* ************** ************* ************* ************* ******** ***** ************* ****]	[************ **********]
[**********]	[***********]	[********** ***]	[****** **]	[******] [********]	[************** ************** *************** *************** *******]	[*******]
[**********]	[*****] [********]	[**********]	[********]	[***********]	[*************** ***************** ************** **************** **************** *******]	[*******]
[**********]	[*****] [********]	[**********]	[********]	[*****] [********]	[*************** ************ **************** ***************]	[*******]
[**********]	[*****] [********]	[**********]	[********]	[*****]	[**************** *************** *************** ************** **************]	[*******]
[**********]	[*****] [********]	[**********]	[********]	[*****]	[*********** ************* ************]	[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

5

WG&S ID	UIRF ID	SN	FILING DATE	INVENTORS	TITLE	STATUS

[**********]	[******** **] [****]	[**********]	[********]	[*****] [*******] [********]	[********************* ********************** ***********]	[*******] [**************** *****]

[**********]	[********] [****]	[**********]	[********]	[*****] [*******] [********]	[********************* ********************** ******]	[*******] [**************** *****]

[**********]	[****]	[**********]	[********]	[*******] [********] [*****]	[********************* ********************** **************]	[*******]

[**********]	[*******]	[**********]	[********]	[*******] [********] [*****]	[********************* ********************** ***************]	[*******]

[**********]	[*****]			[*****] [********] [********]	[********]	[***********]

[**********]				[*****] [*********] [*******]	[********************* ****************]	[***********]

[**********]	[*****]			[*****]	[********************* ********************** **]	[***********]

[**********]	[*****]			[*****]	[********************* ********************** *********]	[***********]

[**************************************************************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

6